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                                                                Exhibit 23.1
                                                                ------------

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into The Horn & Hardart Company's (predecessor to Hanover Direct, Inc.) previously filed Registration Statement File Nos. 33-66394, 33-58760, 33-58756, and 33-58758.



                                                ARTHUR ANDERSEN & CO.


New York, New York
March 9, 1994